UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2008

ACHERON, INC.
(Exact name of registrant as specified in its charter)

Nevada	00052284	87-0530644
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

5F, No.166, Sinhu 2nd Road
Neihu District, Taipei City
Taiwan
(Address of principal executive offices) (zip code)

011-8862-8791-8838
(Registrant's telephone number, including area code)
________________
 (Former name or former address, if changed since last report)

Copies to:
Marc J. Ross, Esq.
Louis A. Brilleman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On March 4, 2008, Acheron, Inc. (“Registrant") notified Pritchett Siler & Hardy, P.C. ("Pritchett”) that it was dismissing Pritchett as its certifying accountant, effective immediately. The decision to dismiss the accountant was recommended and approved unanimously by Registrant's Board of Directors.

During the two fiscal years ended December 31, 2007 and 2006, and any subsequent period through March 4, 2008, (i) there were no disagreements between Registrant and Pritchett on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Pritchett would have caused Pritchett to make reference to the matter in its reports on Registrant's financial statements, and (ii) except for Pritchett’s report on Registrant's financial statements for the years ended December 31, 2007 and 2006 which included an explanatory paragraph wherein they expressed substantial doubt about Registrant's ability to continue as a going concern, Pritchett’s reports on Registrant's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 2007 and 2006 and through March 4, 2008, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

On March 4, 2008, Registrant provided Pritchett with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Pritchett furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Such letter is filed herewith as Exhibit 16.1.

(b) On March 4, 2008, Registrant engaged the firm of Kempisty & Company Certified Public Accountants PC (“Kempisty”) to serve as its independent registered public accountant firm for the fiscal year ended December 31, 2008.

During the two fiscal years ended December 31, 2007 and 2006, and through March 4, 2008, the Company has not consulted with Kempisty regarding either:

1. The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrants' financial statements, and neither a written report was provided to Kempisty nor oral advice was provided that Kempisty concluded was an important factor considered by Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

Exhibit Number	Description

16.1	Letter dated March 5, 2008, from Pritchett addressed to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acheron Inc.

March 10, 2008	By:	/s/ Agatha Shen
Agatha Shen
President